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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15d OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of
earliest event reported)
March 21, 2001
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                          WILMINGTON TRUST CORPORATION
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             (Exact name of registrant as specified in its chapter)


                         Commission File Number 1-14659



                 Delaware                                     51-0328154
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(State or other jurisdiction of incorporation)    (IRS Employer Identification Number)



Wilmington Trust Corporation
Rodney Square North
1100 North Market Street
Wilmington, Delaware                                            19890
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(Address of principal executive offices)                      (Zip Code)


               Registrant's telephone number, including area code:

                                 (302) 651-1000
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         (Former names of former address, if changed since last report)
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Item 4.  Change In Registrant's Certifying Accountant.

         On March 21, 2001, Wilmington Trust Corporation (the "Company") engaged KPMG LLP ("KPMG") to act as its auditors for the fiscal year ended December 31, 2001. The Company's Board of Directors approved KPMG's engagement at its regularly scheduled meeting on March 15, following the recommendation of the Audit Committee. The Company did not consult KPMG regarding the application of accounting principles to a specified transaction, whether contemplated or proposed, the type of audit opinion that might be rendered on the Company's financial statements or any matter that was the subject of a disagreement or a reportable event as contemplated by Item 304 of Regulation S-K.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                           WILMINGTON TRUST CORPORATION




Dated: March 21, 2001
                                           By:  /s/ David R. Gibson
                                                --------------------------------
                                         Name:  David R. Gibson,
                                        Title:  Senior Vice President
                                                and Chief Financial Officer




                                               (Authorized Officer and Principal
                                               Financial Officer)